SUPPLEMENT TO THE FIDELITY DESTINY PORTFOLIOS:
DESTINY I AND DESTINY II
NOVEMBER 19, 1997
STATEMENT OF ADDITIONAL INFORMATION
EFFECTIVE JUNE 1, 1998, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.
GEORGE A. VANDERHEIDEN (   52    ), is Vice President of Fidelity
Destiny I, and other funds advised by FMR.
   BETH F. TERRANA (40), is Vice President of Fidelity Destiny II
(1998), and other funds advised by FMR. Prior to her current responsibilities, Ms. Terrana managed a variety of Fidelity funds.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.